VESSELS, NET (Tables)	12 Months Ended
Dec. 31, 2016
VESSELS, NET [Abstract]
Vessels, net
Vessels, net, consist of the carrying value of 29 vessels and 24 vessels for the year ended December 31, 2016 and December 31, 2015, respectively. Vessels, net include drydocking costs.

All Figures in USD ‘000	2016	2015
Vessels	1,700,040	1,530,245
Drydocking	99,153	82,695
Total	1,799,193	1,612,940
Less Accumulated Depreciation	(741,144)	(650,255)
Vessels, net	1,058,049	962,685